Exhibit 10.37

CONSENT AND MUTUAL RELEASE

This CONSENT AND MUTUAL RELEASE, dated as of April 14, 2003 (this “Agreement”), is made among Westgate Equity Partners, L.P., a limited partnership organized under the laws of Delaware (“Westgate”), Health Holdings & Botanicals, LLC, a limited liability company formed under the laws of California (“HHB”), and Naturade, Inc., a Delaware corporation (the “Company”).

RECITALS

A.  Westgate, HHB and the Company are parties to a Securities Purchase Agreement dated as of December 20, 2001 (the “Purchase Agreement”), pursuant to which Westgate purchased 13,540,723 shares of Series B Convertible Preferred Stock of the Company (the “Series B Preferred”) and warrants to purchase 33,641,548 shares of Series B Preferred (the “Westgate Warrants”).

B.  The Purchase Agreement provided, among other things, (i) that “[u]pon  exercise of the [Westgate] Warrants, and assuming that the Purchaser does not dispose of any Shares and assuming that no additional voting securities are issued after the Closing Date, the Purchaser will own a majority of the issued and outstanding voting securities of the Company,” and (ii) that the Company would not, without the prior consent of Westgate, issue stock options, restricted stock or other equity linked stock awards or compensation for any equity securities of the Company, other than Non-Voting Common Stock and the Common Stock to be issued upon the exercise of stock options and warrants outstanding as of the date of the Purchase Agreement and listed on Schedule 3.2 of the Purchase Agreement.

C.  A dispute has arisen between Westgate and the Company concerning the failure of the Company to list in the Purchase Agreement or the schedules thereto certain notes of the Company convertible at the option of the holders into shares of the Company’s Common Stock.

D.  The parties wish to resolve their dispute and also permit the Company to grant to its employees options to purchase up to 1,250,000 shares of Common Stock (the “New Options”).

E.  In consideration of an Amendment to the Company’s Certificate of Designation of Series B Preferred, which will adjust the conversion ratio of the Series B Preferred to compensate for additional shares of Common Stock issued on conversion of the Convertible Notes (as defined below), Westgate has agreed in accordance to the terms hereof to release HHB and the Company from any liability resulting from the lack of disclosure concerning the Convertible Notes in the Purchase Agreement.

F.  In consideration of an irrevocable proxy given by HHB, which will grant to Westgate voting rights over 1.041 shares of Common Stock held by HHB for every share of Common Stock issued upon exercise of a New Option, Westgate has agreed to consent to the granting by the Company of the New Options.

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants hereinafter set forth, and intending to be legally bound hereby, the parties to this Agreement hereby agree as follows:

1.                                       Amendments.  HHB and Westgate each agree to vote all of their shares of voting stock of the Company, by execution and delivery concurrently with this Agreement of the Consent of Stockholders in the form attached hereto as Exhibit A (the “Stockholder Consent”), to (i) approve the Certificate of Amendment to Certificate of Designation of Series B Convertible Preferred Stock of the Company in the form attached to the Stockholder Consent as Exhibit A thereto, and (ii) to approve the Certificate of Amendment to Certificate of Incorporation of the Company to increase the number of shares of Common Stock authorized for issuance by the Company to 150,000,000 in the form of Exhibit B thereto (collectively with the Certificate of Amendment described in clause (i), the “Amendments”).  The Company agrees to file the Amendments with the Secretary of State of the State of Delaware immediately after the execution and delivery of the Stockholder Consent, and to provide prompt notice to the stockholders of the action taken by the Stockholder Consent.

2.                                       Irrevocable Proxy.  Concurrently with the execution of this Agreement, HHB is delivering to Westgate a proxy in the form attached hereto as Exhibit B (the “Proxy”), which shall be irrevocable to the full extent permitted by law, with respect to the number of shares of the Company’s Common Stock held by HHB specified therein (the “Subject Shares”).

3.                                       Opinion of Counsel.  Concurrently with the execution of this Agreement, the Company is delivering to Westgate an opinion of counsel in the form attached hereto as Exhibit C.

4.                                       Representations and Warranties of HHB.  HHB hereby represents and warrants to Westgate and the Company that:

(a)                                  This Agreement, the Stockholder Consent and the Proxy have been duly authorized, executed and delivered by HHB, and are the legal, valid and binding obligations of HHB, enforceable against HHB in accordance with their respective terms.

(b)                                 No consent of any court, governmental authority, beneficiary, co-trustee or other person or entity is necessary for the execution, delivery and performance of this Agreement, the Stockholder Consent or the Proxy by HHB.

(c)                                  HHB has the present power and right to vote all of the Subject Shares.

(d)                                 HHB has not (i) granted any proxy, power-of-attorney or other authorization or interest with respect to any of the Subject Shares, except as has been revoked on or before the date hereof, (ii) deposited any of the Subject Shares into a voting trust or (iii) entered into any voting agreement or other arrangement with respect to the voting of any of the Subject Shares.

5.                                       Representations and Warranties of the Company.  The Company hereby represents and warrants to Westgate and HHB that:

(a)                                  The Company is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, and has full power and authority to own and operate its properties and assets and to carry on its business as presently conducted and to enter into and consummate the transactions described herein.  The Company is duly qualified and authorized to do business, and is in good standing as a foreign corporation, in each jurisdiction where the nature of its activities and of its properties (both owned and leased) makes such qualification necessary, except where the failure to so qualify would not have a material adverse effect upon the business and operations of the Company.

(b)                                 This Agreement has been duly authorized, executed and delivered by the Company, and is the legal, valid and binding obligation of the Company, enforceable in accordance with its terms.  Upon the execution and delivery to the Company of the Stockholder Consent by the parties named thereon, the Amendments will be duly authorized and executed by the Company and, when accepted for filing by the Secretary of State of the State of Delaware, will be duly filed and have every legal effect they purport to have.

(c)                                  No consent, approval, order or authorization, or registration or filing with any court, governmental authority, including without limitation the Securities and Exchange Commission, beneficiary, co-trustee, stockholder or other person or entity is necessary for the execution, delivery and performance of this Agreement by the Company and the consummation of the transactions contemplated hereby, including the Amendments, other than has been obtained on or before the date hereof and other than the filing of the Amendments with the Secretary of State of the State of Delaware.

(d)                                 As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 2,000,000 shares of Non-Voting Common Stock and 50,000,0000 shares of Preferred Stock, of which 48,000,000 shares have been designated Series B Convertible Preferred Stock.  Upon the consummation of the transaction contemplated hereby, the authorized capital stock of the Company shall consist of 150,000,000 shares of Common Stock, 2,000,000 shares of Non-Voting Common Stock and 50,000,0000 shares of Preferred Stock, of which 48,000,000 shares have been designated Series B Convertible Preferred Stock.  As of the date hereof 44,533,866 shares of Common Stock, 13,540,723 shares of Series B Convertible Preferred Stock (which shall be convertible into 13,540,723 shares of Common Stock, subject to possible adjustment as provided in the Certificate of Designation), Westgate Warrants to purchase 33,641,548 shares of Series B Convertible Preferred Stock and warrants (the “HHB Warrants”) to purchase 600,000 shares of Nonvoting Common Stock are issued and outstanding.  Other than stock options representing in the aggregate the right to purchase no more than 832,000 shares of Common Stock, the Westgate Warrants and the HHB Warrants, the Convertible Notes in the aggregate principal amount of $200,000 described in clauses (i) and (ii) of Section 8(a) hereof, and except for this Agreement, there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, convertible securities, convertible notes, calls, commitments, undertakings, or other agreements or arrangements of any kind (whether written or oral) either directly or indirectly for the issuance by, or purchase or acquisition from, the Company of any shares of its capital stock, or obligating the Company to issue, grant, extend or enter into any such rights of first refusal or other rights, options, warrants, conversion rights, convertible securities, convertible notes, calls, commitments, undertakings, or other agreements or arrangements of any kind (whether written or oral).  No bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which stockholders may vote are issued or outstanding.  As of the date of this Agreement, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

(e)                                  After the completion of the transactions contemplated hereby, upon exercise of the Westgate Warrants and giving effect to Westgate’s right to vote the Subject Shares under the Proxy, and assuming (i) that Westgate does not dispose of any of its shares of Series B Preferred purchased under the Purchase Agreement or issuable on exercise of the Westgate Warrants, and (ii) that no additional voting securities are issued after the date hereof (other than upon conversion of the Convertible Notes), Westgate will own and/or have the power to vote a majority of the issued and outstanding voting securities of the Company .

(f)                                    All of the Subject Shares have been duly authorized and validly issued and are fully paid and nonassessable.

(g)                                 The Company has filed all required registration statements, prospectuses, reports, schedules, forms, statements and other documents required to be filed by it with the Securities and Exchange Commission since January 1, 1999 (collectively, including all exhibits thereto, the “Company SEC Reports”).  The Company has provided to Westgate true and complete copies of all Company SEC Reports.  Each Company SEC Report, as of its date, (i) conformed in all material respects to the requirements of the Securities Act of 1933, as amended (the “Securities Act”) and the Securities Exchange Act of 1934, as amended (the “Exchange Act”) and the applicable rules and regulations promulgated thereunder (the “Rules”), (ii) contained all material information required to be included therein by the Securities Act and the Exchange Act and the Rules and (iii) did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.  Each of the financial statements (including the related notes) included in the Company SEC Reports presents fairly, in all material respects, the financial position and results of operations and cash flows of the Company as of the respective dates or for the respective periods set forth therein, all in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved except as otherwise noted therein, and subject, in the case of the unaudited interim financial statements, to normal and recurring adjustments that were not or are not expected to be material in amount and to the lack of footnote disclosure.

(h)                                 The David Weil Convertible Note described in clause (iii) of Section 8(a) hereof has been converted in exchange for 720,392 shares of Common Stock and no additional shares are issuable in respect thereto or amount payable by the

Company with respect thereto (whether for principal, interest or otherwise).  True and correct copies of each of the Convertible Notes (and all amendments and modifications thereto) are attached hereto as Exhibit D.

6.                                       Covenants of HHB.  HHB hereby agrees and covenants that:

(a)                                  HHB will not transfer, sell, exchange, pledge or otherwise dispose of or encumber any of the Subject Shares or make any offer or agreement relating thereto at any time prior to the termination of the Proxy unless (i) Westgate has given its prior written consent to such transfer, sale, exchange or other disposition or encumbrance, such consent not to be unreasonably withheld, (ii) the subsequent holder agrees to be bound by the terms of this Agreement and (iii) all of the Subject Shares remain subject to proxies on the same terms of the Proxy (to be voted by Westgate on a pro rata basis among all of such proxies).

(b)                                 HHB agrees that until termination of the Proxy, all certificates evidencing the Subject Shares shall bear a legend substantially in the following form:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO A CONSENT AND RELEASE AND AN IRREVOCABLE PROXY DATED AS OF APRIL      , 2003 AMONG THE ISSUER OF SUCH SECURITIES (THE “COMPANY”) AND CERTAIN OF THE COMPANY’S STOCKHOLDERS.  A COPY OF THE CONSENT AND RELEASE AND THE IRREVOCABLE PROXY WILL BE FURNISHED WITHOUT CHARGE BY THE COMPANY TO THE HOLDER HEREOF UPON WRITTEN REQUEST.

7.                                       Covenants of the Company.  The Company hereby agrees and covenants that (i) the Company will not, and will cause its stock transfer agent not to, register the transfer of any of the Subject Shares bearing the legend set forth in Section 5(b) on the stock transfer ledger of the Company at any time prior to the termination of the Proxy, unless Westgate consents to such transfer as provided in Section 5(a), the transferee agrees to be subject to this Agreement, the transferee delivers a proxy in the form of the Proxy, and the certificates evidencing the transferred Subject Shares bear a legend as set forth in Section 5(b); (ii) the Company will cause the Subject Shares to be voted only as provided in the Proxy. (iii) the Company will not amend or extend any of the Convertible Notes without the prior written consent of Westgate, and (iv) the Company will provide prompt notice to Westgate whenever Common Stock is issued on the exercise of New Options, including in such notice the number of shares issued.

8.                                       Consent to Issuance of Options and Other Voting Securities.  Westgate hereby consents and permanently waives any objection to (i) the granting by the Company of options to purchase up to 1,250,000 shares of voting Common Stock in accordance with the Company’s 1998 Incentive Stock Option Plan; and (ii) the issuance of voting Common Stock on the exercise of such options and the conversion of the Convertible Notes (as defined below) in accordance with their terms.

9.                                       Release.

(a)                                  Effective on the filing with the Delaware Secretary of State of the Amendments, Westgate, for itself and for its officers, directors, partners, employees, agents, and attorneys and for the successors and assigns of the foregoing persons and entities hereby fully, forever and unconditionally releases, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue or charge HHB or the Company and their respective agents, employees, representatives, attorneys, stockholders, officers, directors, successors and assigns (collectively, “all related persons”), and all affiliated, parent and subsidiary corporations, and each of them, and all related persons connected therewith, from any and all rights, claims, demands, debts, obligations, liabilities, promises, acts, agreements, costs, expenses (including, but not limited to, attorneys’ fees and costs), damages, disputes, controversies, actions and causes of action, of whatever kind or nature, in law or equity, whether known or unknown, suspected or unsuspected, potential or actual, based on, or arising out of, the existence and conversion rights of the holders of (i) the Convertible Secured Promissory Note dated October 31, 2000, payable (with accrued interest) to Howard Shao, in the original principal amount of $100,000,  (ii) the Convertible Secured Promissory Note dated November 30, 2000, payable (with accrued interest) to Howard Shao, in the original principal amount of $100,000, and (iii) the Convertible Secured Promissory Note dated September 12, 2001, in the principal amount of $50,000, payable to David Weil (collectively, the “Convertible Notes”), which were each outstanding on the date of the Purchase Agreement but which were not listed or disclosed in the Purchase Agreement or the schedules or exhibits thereto (the “Released Claims”).

(b)                                 Effective on the filing with the Delaware Secretary of State of the Amendments, the Company and HHB, for themselves and for their shareholders, officers, directors, members, partners, employees, agents, and attorneys and for the successors and assigns of the foregoing persons and entities hereby fully, forever and unconditionally releases, exonerates, waives, relinquishes, discharges, acquits, relieves and covenants not to sue or charge Westgate and all related persons of Westgate,  and all affiliated, parent and subsidiary corporations, and each of them, and all related persons connected therewith, from any and all Released Claims.

(c)                                  The immediately preceding two paragraphs specifically include any and all claims, demands, obligations, and causes for compensatory or exemplary damages and other relief based on the Released Claims, whether or not specifically or particularly described herein.

(d)                                 Each party hereto understands and agrees that this Section 8 extends to all claims of whatever nature and kind, known and unknown, suspected or unsuspected based on the Released Claims, and they each expressly waive any and all rights under Section 1542 of the Civil Code of the State of California based on the Released Claims, which provides as follows:

A GENERAL RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT

TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE, WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR.

(e)                                  Westgate, the Company and HHB acknowledge that Section 1542, and any equivalent provision in any other jurisdiction, if they exist, are designed to protect a party from waiving claims that he does not know exist or may exist.  Nonetheless, each of Westgate, the Company and HHB agrees that the waiver of Section 1542 and its equivalents is a material part of the releases intended by this Section 8, and each party, therefore, intends to waive any and all protection provided by Section 1542 or its equivalents with respect to the release set forth above.

(f)                                    Anything herein to the contrary notwithstanding, the release herein is limited to the Released Claims.  Other than as results from the facts related to the Convertible Notes, Westgate does not release HHB or the Company, and HHB and the Company do not release Westgate, from liability for the inaccuracy of any of the representations and warranties in the Purchase Agreement, and each of Westgate, the Company and HHB reserves for itself and its successors in interest all rights and remedies under (i) the Purchase Agreement except as specifically set forth herein, (ii) this Agreement and (iii) the Proxy.

10.                                 Notices.  All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made as of the date delivered, mailed or transmitted, and shall be effective upon receipt, if delivered personally or mailed by registered mail (postage prepaid, return receipt requested) to the parties at the following addresses (or to such other address for a party as shall be specified by like change of address), or sent by electronic transmission with confirmation received, to the telecopy number specified below, if any.

(a)                                  if to Westgate:

Westgate Equity Partners, L.P.

One Magna Place, Suite 650

1401 South Brentwood Blvd.

St. Louis, MO   63144

Facsimile:  (314) 918-7337

Attention:  Robert V. Vitale

with a copy (which shall not constitute notice) to:

Lewis, Rice & Fingersh L.C.

500 North Broadway, Suite 2000

St. Louis, MO   63102

Facsimile:  (314) 612-7671

Attention:  Thomas C. Erb, Esquire

(b)                                 If to HHB:

Health Holdings & Botanicals, LLC

330 Primrose Road, Suite 500

Burlingame, CA  94010

Facsimile:  (650) 685-8711

Attention:  Lionel P. Boissiere

(c)                                  If to the Company:

Naturade, Inc.

14370 Myford Road, Suite 100

Irvine, CA   92606

Facsimile:  (714) 573-3494

Attention:  Bill D. Stewart

with a copy (which shall not constitute notice) to:

Sheppard, Mullin, Richter & Hampton LLP

333 South Hope Street

Los Angeles, CA  90071

Facsimile:  213-620-1780

Attention:  Charles Kaufman, Esquire

11.                                 Headings.  The headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

12.                                 Severability.  If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any rule of law, or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner adverse to any party.  Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner to the end that transactions contemplated hereby are fulfilled to the extent possible.

13.                                 Entire Agreement.  This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and, except as otherwise expressly provided herein, are not intended to confer upon any other person any rights or remedies hereunder.  This Agreement does not supersede the Purchase Agreement, except as expressly provided herein.

14.                                 Assignment.  This Agreement shall not be assigned by operation of law or otherwise.

15.                                 Amendment.  This Agreement may not be modified, amended or waived in any manner except by an instrument in writing signed by each of the parties hereto.  Except as is provided in Section 9, this Agreement may be terminated only by a writing signed by each of the parties hereto.

16.                                 Governing Law.  This Agreement shall be governed by, and construed accordance with, the laws of the State of California.

17.                                 Specific Performance.  The parties hereto agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached.  It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions hereof in any court of the United States or any state then having jurisdiction without posting bond, this being in addition to any other remedy to which they are entitled at law or in equity.

18.                                 Counterparts.  This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same agreement.

The next page is the signature page.

IN WITNESS WHEREOF, each of the parties has caused this Consent and Mutual Release to be executed by its duly authorized officer as of the date first above written.

WESTGATE EQUITY PARTNERS, L.P.

By:	WESTGATE GROUP, LLC,
its General Partner

By:	/s/ Robert Vitale
Robert Vitale
Manager

One Magna Place, Suite 650
1401 South Brentwood Blvd.
St. Louis, MO 63144

HEALTH HOLDINGS & BOTANICALS, LLC

By	/s/ Lionel P. Boissiere
Lionel P. Boissiere
President

330 Primrose Road, Suite 500
Burlingame, CA 94010

NATURADE, INC.

By	/s/ Bill D. Stewart
Bill D. Stewart
President and
Chief Executive Officer

14370 Myford Road
Irvine, California 92606

Exhibit A

FORM OF

CONSENT

OF THE STOCKHOLDERS

OF

NATURADE, INC.

The undersigned, being the holders of a majority of the voting stock of Naturade, Inc., a Delaware corporation (the “Corporation”), and the holder of all of the issued and outstanding Series B Convertible Preferred Stock of the Corporation, do hereby adopt the following resolutions by written consent pursuant to Sections 228(a), 242(a) and 242(b) of the Delaware General Corporation Law and the Corporation’s bylaws, which authorize the stockholders so to act:

Amendment to

Certificate of Designation of Series B Convertible Preferred Stock

WHEREAS, the undersigned stockholders own a majority of the shares entitled to vote on the subject matter of these resolutions; and

WHEREAS, the undersigned stockholders have agreed that the Certificate of Designation of Series B Convertible Preferred Stock shall be amended as provided herein;

NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Amendment to the Certificate of Designation of Series B Convertible Preferred Stock of the Corporation attached hereto as Exhibit A is hereby approved.

RESOLVED FURTHER, that the officers of the Corporation, and each of them, are hereby authorized to take, make or cause to be taken, any further actions which they deem to be necessary and appropriate to consummate and carry out the intent of these resolutions and the intent of the documents referenced herein and all related documents and agreements to which the Corporation shall be a party.

Amendment to

Certificate of Incorpotation

WHEREAS, the undersigned stockholders own a majority of the shares entitled to vote on the subject matter of these resolutions; and

WHEREAS, the undersigned stockholders have agreed that the number of authorized shares of Common Stock of the Corporation shall be increased to permit the full conversion of the Series B Convertible Preferred Stock, to increase the pool of shares available for incentives, and for other corporate purposes;

NOW, THEREFORE, BE IT RESOLVED, that the Certificate of Amendment to the Certificate of Incorporation attached hereto as Exhibit B is hereby approved.

RESOLVED FURTHER, that the officers of the Corporation, and each of them, are hereby authorized to take, make or cause to be taken, any further actions which they deem to be necessary and appropriate to consummate and carry out the intent of these resolutions and the intent of the documents referenced herein and all related documents and agreements to which the Corporation shall be a party.

The next page is the signature page.

IN WITNESS WHEREOF, each of the undersigned has consented to this action by written consent as evidenced by the signature of its officer as of April     , 2003.

WESTGATE EQUITY PARTNERS, L.P.

By:	WESTGATE GROUP, LLC,
its General Partner

By:
Robert Vitale
Manager

One Magna Place, Suite 650
1401 South Brentwood Blvd.
St. Louis, MO 63144

HEALTH HOLDINGS & BOTANICALS, LLC

By
Lionel P. Boissiere
President

330 Primrose Road, Suite 500
Burlingame, CA 94010

EXHIBIT A

FORM OF

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF DESIGNATION OF SERIES B CONVERTIBLE PREFERRED STOCK

OF

NATURADE, INC.

Naturade, Inc., a corporation duly organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify that:

The amendment to the Certificate of Designation of Series B Convertible Preferred Stock (the “Certificate of Designation”) set forth below was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law (the “DGCL”) and has been consented to by the stockholders in accordance with Section 228 of the DGCL.

Section F(1) of the Certificate of Designation is amended to read in its entirety as follows:

“1.  Each holder of any shares of Series B Preferred Stock shall have the right, at such holder’s option, at any time or from time to time, to convert any of such shares into Common Stock, on the basis hereinafter provided.  Each share of Series B Preferred Stock may be converted into such number (which may be a fraction) of fully paid and non-assessable shares of Common Stock as is equal to the sum of (i) the quotient obtained by dividing (A) the Original Issuance Price (as defined in Section I below) by (B) the Series B Conversion Price (as defined in Section I below) (the “Series B Conversion Ratio”) PLUS (ii) any Antidilution Shares (as defined in Section I below) .”

Section F(3) of the Certificate of Designation is amended to read in its entirety as follows:

“3.  No fractional shares of Common Stock or scrip shall be issued upon conversion of shares of Series B Preferred Stock.  Instead of any fractional shares of Common Stock which would otherwise be issuable upon conversion of Series B Preferred Stock, the Corporation shall pay a cash adjustment in respect of such fractional interest in an amount equal to the then current market price (as determined in accordance with Section F(4)(f) below) of a share of Common Stock multiplied by such fractional interest.  Fractional interests shall not be entitled to dividends, and the holders of fractional interests shall not be entitled to any rights as stockholders of the Corporation in respect of such fractional interest.  For purposes of calculating the number of shares of Common Stock to be issued on conversion of Series B Preferred Stock, or for purposes of calculating voting or dividend rights based on the number of shares issuable on conversion of Series B Preferred Stock, all fractional shares of Common Stock of a holder resulting from, or that would result from, the conversion of Series B Preferred Stock, shall be aggregated and combined into the largest resulting whole number, so that the total number of shares of Common Stock for which any holder receives settlement in cash as fractional shares, or which the holder is not entitled to vote or receive dividends upon as fractional shares, will be less than one.”

The definition of “Additional Shares of Common Stock” in Section I of the Certificate of Designation shall be amended to read in its entirety as follows:

“Additional Shares of Common Stock” means all shares of Common Stock issued (or, pursuant to clauses (A) or (B) of Subparagraph (iv) of Section F(4)(a) above, deemed to be issued) by the Corporation after the Original Issue Date, other than Excluded Securities.

A new clause shall be added to Section I of the Certificate of Designation, immediately after the definition of Affiliate, reading in its entirety as follows:

“Antidilution Shares” shall mean, on any date on which such calculation is required (a “Calculation Date”), the number of shares resulting from (A) the excess over 537,242 in the number of shares of Common Stock issued and issuable on conversion of the Convertible Notes (based, as to issuable shares, on the conversion price of the Convertible Notes on such Calculation Date), multiplied by (B) 1.041, then divided by 47,182,301.”

A new clause shall be added to Section I of the Certificate of Designation, immediately after the definition of Common Stock, reading in its entirety as follows:

“Convertible Notes” means (i) the Convertible Secured Promissory Note dated October 31, 2000, payable (with accrued interest) to Howard Shao, in the original principal amount of $100,000, (ii) the Convertible Secured Promissory Note dated November 30, 2000, payable (with accrued interest) to Howard Shao, in the original principal amount of $100,000, and (iii) the Convertible Secured Promissory Note dated September 12, 2001, in the principal amount of $50,000, payable to David Weil.

The reference in clause (B) of Section F(5) of the Certification of Designation to “Section F(4)” shall be deleted and replaced with a reference to “Section F(3).”

The next page is the signature page.

IN WITNESS WHEREOF, Naturade, Inc. has caused this Certificate of Amendment to Certificate of Designation to be executed by Bill D. Stewart, its authorized officer, on this      day of April, 2003.

By
Bill D. Stewart,
President and Chief Executive Officer

EXHIBIT B

FORM OF

CERTIFICATE OF AMENDMENT

OF

CERTIFICATE OF INCORPORATION

OF

NATURADE, INC.

Naturade, Inc., a corporation duly organized and existing under the Delaware General Corporation Law (the “Corporation”), does hereby certify that:

1.  The amendment to the Certificate of Incorporation set forth below was duly adopted in accordance with the provisions of Section 242 of the Delaware General Corporation Law (the “DGCL”) and has been consented to by the stockholders in accordance with Section 228 of the DGCL.

2.  Subsection (a) of Article 5 of the Corporation’s Certificate of Incorporation is amended to read in its entirety as follows:

“a.  Authorized Stock.  The corporation is authorized to issue two classes of stock to be designated, respectively, “Common Stock” and “Preferred Stock.”  The total number of shares of stock which the corporation is authorized to issue is      ,000,000 shares,      ,000,000 of which shall be Common Stock with a par value of $.0001 per share, 2,000,000 of which shall be Non-Voting Common Stock with a par value of $.0001 per share, and 50,000,000 of which shall be Preferred Stock with a par value of $.0001 per share.”

The next page is the signature page.

IN WITNESS WHEREOF, Naturade, Inc. has caused this Certificate of Amendment to Certificate of Incorporation  to be executed by Bill D. Stewart, its authorized officer, on this        day of April, 2003.

By
Bill D. Stewart,
President and Chief Executive Officer

EXHIBIT B

FORM OF IRREVOCABLE PROXY

1.                                       Health Holdings & Botanicals, LLC, a limited liability company organized under the laws of the State of California (“HHB”), and a stockholder of Naturade, Inc., a Delaware corporation (the “Company”), hereby irrevocably appoints and constitutes Westgate Group, LLC (“Westgate Group”), as general partner of Westgate Equity Partners (the “Proxyholder”), the attorney and proxy of HHB, to the full extent of HHB’s rights with respect to the number of shares of the common stock, par value $0.0001 per share, of the Company (the “Common Stock”) beneficially owned by HHB set forth in Paragraph 2 below, together with any and all other shares issued or issuable after the date of this Proxy with respect thereof, from the time of a Triggering Event as defined in Paragraph 7 below until a Termination Event as defined in Paragraph 8 below.  On the execution of this Proxy, all prior proxies given by HHB with respect to the Proxy Shares (as defined below) are hereby revoked, and no subsequent proxies with respect to the Proxy Shares will be given until a Termination Event occurs.

2.                                       This Proxy entitles the Proxyholder to vote the number of shares of Common Stock (the “Proxy Shares”) equal to 1.041 times the number of New Option Shares (as defined below) that are issued and outstanding on the date of any voting event set forth in Paragraph 5.

3.                                       “New Option Shares” shall mean, up to a maximum of 1,250,000 shares (as adjusted for splits, reverse splits, stock dividends and similar changes in capitalization), the shares of Common Stock issued on the exercise of options to purchase Common Stock granted by the Company on or after January 2, 2002 (except for options to purchase shares subject to cancelled or terminated options that were originally issued before January 2, 2002, in accordance with the proviso to Section 7.14 of the Securities Purchase Agreement dated as of December 20, 2001 among Westgate, the Company and HHB (the “Purchase Agreement”)).  The number of New Option Shares outstanding shall be deemed to be 1,250,000 unless the Proxyholder receives evidence to the contrary, which evidence may be a certificate of the secretary of the Company or of the Company’s transfer agent, a statement made in a report or proxy statement filed with the Securities and Exchange Commission, or other evidence reasonably acceptable to Westgate.

4.                                       This Proxy is irrevocable to the full extent permitted by law and is coupled with an interest.

5.                                       The Proxyholder will be empowered, at any time after a Triggering Event and prior to a Termination Event, to exercise all voting rights (including, without limitation, the power to execute and deliver written consents with respect to the Shares) over the Proxy Shares at every annual or special meeting of the stockholders of the Company and at every continuation or adjournment thereof, and on every action or approval by written consent of the stockholders of the Company in lieu of any such meeting, and to vote the Proxy Shares in a manner determined by the Proxyholder in its exclusive discretion.

6.                                       HHB will not exercise, vote or attempt to exercise or vote the Proxy Shares after a Triggering Event.

7.                                       A “Triggering Event” is the delivery by Westgate to the Company, with a copy to HHB, of its notice to exercise in full (or, if a portion thereof has theretofore been exercised, its notice to exercise the remaining portion thereof) the Westgate Warrants together with its delivery to the Company of the exercise price therefor as provided in the Westgate Warrants.  As used herein, “Westgate Warrants” means the warrants to purchase 33,641,548 shares of Series B Convertible Preferred Stock purchased by Westgate pursuant to the Securities Purchase Agreement (the “Westgate Warrants”).

8.                                       Any of the following events shall constitute a “Termination Event”:

(a)                                  January 1, 2005, unless prior to that date Westgate has exercised all of the Westgate Warrants in full.

(b)                                 The sale or transfer by Westgate of any of (i) the Westgate Warrants, (ii) the shares of Series B Convertible Preferred Stock purchased pursuant to the Purchase Agreement or the exercise of the Westgate Warrants, or (iii) the Common Stock issued on conversion of Series B Convertible Preferred Stock, except a transfer to an affiliate of Westgate, as the term “affiliate” is defined in Rule 405 under the Securities Exchange Act of 1933.

(c)                                  The consummation of a merger or other business combination transaction involving the Company, except (i) a transaction exclusively to change the Company’s state of organization or form of organization in which the stockholders of the surviving entity are identical to the stockholders of the Company, or (ii) a transaction in which the Company survives, Westgate continues as a stockholder, and the Company does not issue additional shares of voting securities.

(d)                                 The issuance by the Company (subject to the consent of Westgate required under Section 7.1.4 of the Purchase Agreement and the consent of a majority of the Series B Preferred Stock required under Article B(2) of the Certificate of Designation of the Series B Convertible Preferred Stock) of additional voting securities or securities convertible into voting securities (excluding for purposes of this paragraph the New Option Shares and any shares of Common Stock issued upon conversion in whole or in part of (i) the  Convertible Secured Promissory Note dated October 31, 2000, payable (with accrued interest) to Howard Shao, in the original principal amount of $100,000,  (ii) the Convertible Secured Promissory Note dated November 30, 2000, payable (with accrued interest) to Howard Shao, in the original principal amount of $100,000, and (iii) the Convertible Secured Promissory Note dated September 12, 2001, in the principal amount of $50,000, payable to David Weil), in an amount that would reduce Westgate’s total voting power, after giving effect to the shares of Series B Convertible Preferred Stock originally sold in the Purchase Agreement and issuable under the Westgate Warrants, and including the voting power over the Proxy Shares, below a majority of the Common Stock issued and outstanding after the conversion of all other convertible securities, options, warrants and rights outstanding after the issuance of such additional voting securities.

9.                                       Any obligations of the undersigned hereunder shall be binding upon the successors and assigns of the undersigned.

Dated: April , 2003

HEALTH HOLDINGS & BOTANICALS, LLC

By:
Lionel P. Boissiere
President

EXHIBIT C

FORM OF OPINION OF COUNSEL

With such qualifications, exceptions and additional provisions as required by counsel.

1.                                       The Company is a corporation duly incorporated and legally existing under, and by virtue of, the laws of the State of Delaware and is in good standing under such laws.  The Company has the requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.  The Company is qualified to do business as a foreign corporation in California.

2.                                       The Company has all requisite corporate power and authority to execute and deliver the Agreement and to carry out and perform its obligations under the terms of the Agreement.

3.                                       As of the date hereof, the authorized capital stock of the Company consists of 100,000,000 shares of Common Stock, 2,000,000 shares of Non-Voting Common Stock and 50,000,0000 shares of Preferred Stock, of which 48,000,000 shares have been designated Series B Convertible Preferred Stock.  Upon the acceptance by the Delaware Secretary of State of the Certificate of Amendment referred to in paragraph (c), the authorized capital stock of the Company shall consist of 150,000,000 shares of Common Stock, 2,000,000 shares of Non-Voting Common Stock and 50,000,0000 shares of Preferred Stock, of which 48,000,000 shares have been designated Series B Convertible Preferred Stock.  As of the date hereof 44,533,866 shares of Common Stock, 13,540,723 shares of Series B Convertible Preferred Stock (the “Series B Shares”), the Westgate Warrants and warrants (the “HHB Warrants”) to purchase 600,000 shares of Nonvoting Common Stock are issued and outstanding.  To our knowledge, other than stock options representing in the aggregate the right to purchase no more than 832,000 shares of Common Stock, the Westgate Warrants and the HHB Warrants, and Convertible Notes in the aggregate principal amount of $200,000, and except for the Agreement, there are no outstanding rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, convertible securities, convertible notes, calls, commitments, undertakings, or other agreements or arrangements of any kind (whether written or oral) either directly or indirectly for the issuance by, or purchase or acquisition from, the Company of any shares of its capital stock, or obligating the Company to issue, grant, extend or enter into any such rights of first refusal, preemptive rights or other rights, options, warrants, conversion rights, convertible securities, convertible notes, calls, commitments, undertakings, or other agreements or arrangements of any kind (whether written or oral).  No bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which stockholders may vote are issued or outstanding.  As of the date of this Agreement, there are no outstanding obligations of the Company to repurchase, redeem or otherwise acquire any shares of capital stock of the Company.

4.                                       The Company has all requisite corporate power and authority to issue the Common Stock issuable upon conversion of the Series B Shares, to issue the Westgate Warrant Shares on due exercise of the Westgate Warrants, and to issue the shares of Common Stock issuable upon conversion of the Westgate Warrant Shares.

5.                                       All corporate action on the part of the Company, its directors and stockholders necessary for (i) the authorization, execution and delivery and performance of the Agreement and (ii) the authorization, execution and filing with the Secretary of State of the State of Delaware of the Certificates of Amendment, has been taken prior to the date hereof.  The Agreement has been duly and validly executed and delivered by the Company and constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

6.                                       The execution, delivery and performance of the terms of the Agreement, and the execution and filing with the Secretary of State of the State of Delaware of the Certificates of Amendment, do not violate any provision of the Certificate of Incorporation or Bylaws of the Company, or any provision of any applicable federal or state law, rule or regulation known to us to be applicable to the Company.  The execution, delivery and performance of the terms of the Agreement, and the execution and filing with the Secretary of State of the State of Delaware of the Certificates of Amendment, do not violate, or constitute a default under, any contract or agreement listed in Schedule A attached to this opinion, which contracts or agreements the Company has represented to us are the only contracts or agreements material to the conduct of its business, financial condition or results of operation.

7.                                       No consent, approval or authorization of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with the valid execution and delivery of the Agreement, or the authorization, approval, execution and filing with the Secretary of State of the State of Delaware of the Certificates of Amendment, except such filing of the Certificates of Amendment in the office of the Secretary of State of the State of Delaware.

8.                                       The Certificate of Amendment referred to in paragraph (c) and the Series B Rights (as defined below) do not conflict with the applicable laws of California.

9.                                       In connection with the action by written consent of the stockholders of the Company approving the Certificates of Amendment, the Company is not subject to the requirements of Section 14(c) of the Securities Exchange Act of 1934, as amended, and the regulations of the Securities and Exchange Commission promulgated thereunder.

EXHIBIT D

CONVERTIBLE NOTES

CONVERTIBLE SECURED PROMISSORY NOTE

$100,000	Irvine, California
October 31, 2000

FOR VALUE RECEIVED, NATURADE, INC., a Delaware corporation (“Obligor”), hereby promises to pay to the order of Howard Shao (“Payee”), in lawful money of the United States at the address of Payee set forth below, the amount of One Hundred Thousand Dollars ($100,000), together with interest on the unpaid principal amount hereof.

Interest shall be paid quarterly in arrears, from the date hereof until paid in full, at the rate of eight percent (8.00%) per annum, with the first payment of interest due on December 31, 2000.  Unpaid principal together with all accrued interest shall be due and payable on August 31, 2003. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them in the Loan Agreement (as defined below).

This Note may be prepaid, in whole or in part, upon at least thirty calendar days’ notice to Payee, as further provided in the Loan Agreement.  Payments by Obligor shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder.  Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to Obligor for cancellation.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

This Note is issued pursuant to and entitled to the benefits of the Loan Agreement and related agreements by and between Obligor and Payee dated August 31, 2000 (“Loan Agreement”), and reference thereto is hereby made for a more complete statement of the terms under which the loan evidenced hereby is to be repaid, including the fact that the loan is subject to acceleration and the loan is subject to Payee’s right to convert, all as set forth in the Loan Agreement.  This Note is secured by certain collateral, more specifically described in the Loan Agreement.

Obligor waives presentment, demand for performance, notice of nonperformance, protest, notice of protest, and notice of dishonor.  No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right under this Note.  This Note is being delivered in the State of California.  This Note shall be governed in all respects by the laws of the State of California as it applies to contracts between California residents, which are made and to be performed in California.

If the indebtedness represented by this Note or any part thereof is collected at law or in equity or in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Obligor agrees to pay, in addition to the principal and interest payable herein, reasonable attorneys’ fees and costs incurred by Payee.

The Obligor and the Payee intend to comply at all times with applicable usury laws.  If at any time such laws would render usurious any amounts due under this Note, then it is the Obligor’s and the Payee’s express intention that the Obligor not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Payee to the Obligor), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.  Any such crediting or refund shall not cure or waive any default by the Obligor under this Note.  The term “applicable law” as used in this Note shall mean the laws of the State of California or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

No modification, amendment or waiver of any provision of this Note shall be effective unless approved in a writing specifically referring to this Note and signed by the party against whom enforcement of the amendment is sought.  In the event that Obligor fails to make payment on the date for payment hereinabove specified of all principal and interest due hereunder on such date, then this Note shall accrue interest at the highest rate permitted by law, until paid in full.

Each notice or other communication required or permitted hereunder (except payment) shall be in writing and shall be deemed given or made (a) on the day delivered if delivered in person to the party to whom it is directed, or by overnight courier, (b) on the day delivery is confirmed by the recipient’s signature if deposited in the United States Mail, registered or certified, return receipt requested, (c) on the day confirmed by the receiving facsimile machine if sent by facsimile during regular business hours, in each case addressed to the party to whom it is directed at the address set forth in the Loan Agreement.  Either party may, by notice given at any time or from time to time, require that subsequent notices be given at a different address.  Any payment shall be deemed made upon receipt by Payee.

IN WITNESS WHEREOF, Obligor has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first written above.

OBLIGOR:	NATURADE, INC.,
a Delaware corporation

By:	/s/ Lawrence J. Batina
Its:	Chief Financial Officer

CONVERTIBLE SECURED PROMISSORY NOTE

$100,000	Irvine, California
November 30, 2000

FOR VALUE RECEIVED, NATURADE, INC., a Delaware corporation (“Obligor”), hereby promises to pay to the order of Howard Shao (“Payee”), in lawful money of the United States at the address of Payee set forth below, the amount of One Hundred Thousand Dollars ($100,000), together with interest on the unpaid principal amount hereof.

Interest shall be paid quarterly in arrears, from the date hereof until paid in full, at the rate of eight percent (8.00%) per annum, with the first payment of interest due on December 31, 2000.  Unpaid principal together with all accrued interest shall be due and payable on August 31, 2003. Capitalized terms not otherwise defined in this Note shall have the meanings assigned to them in the Loan Agreement (as defined below).

This Note may be prepaid, in whole or in part, upon at least thirty calendar days’ notice to Payee, as further provided in the Loan Agreement.  Payments by Obligor shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder.  Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to Obligor for cancellation.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

This Note is issued pursuant to and entitled to the benefits of the Loan Agreement and related agreements by and between Obligor and Payee dated August 31, 2000 (“Loan Agreement”), and reference thereto is hereby made for a more complete statement of the terms under which the loan evidenced hereby is to be repaid, including the fact that the loan is subject to acceleration and the loan is subject to Payee’s right to convert, all as set forth in the Loan Agreement.  This Note is secured by certain collateral, more specifically described in the Loan Agreement.

Obligor waives presentment, demand for performance, notice of nonperformance, protest, notice of protest, and notice of dishonor.  No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right under this Note.  This Note is being delivered in the State of California.  This Note shall be governed in all respects by the laws of the State of California as it applies to contracts between California residents, which are made and to be performed in California.

If the indebtedness represented by this Note or any part thereof is collected at law or in equity or in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Obligor agrees to pay, in addition to the principal and interest payable herein, reasonable attorneys’ fees and costs incurred by Payee.

The Obligor and the Payee intend to comply at all times with applicable usury laws.  If at any time such laws would render usurious any amounts due under this Note, then it is the Obligor’s and the Payee’s express intention that the Obligor not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Payee to the Obligor), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.  Any such crediting or refund shall not cure or waive any default by the Obligor under this Note.  The term “applicable law” as used in this Note shall mean the laws of the State of California or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

No modification, amendment or waiver of any provision of this Note shall be effective unless approved in a writing specifically referring to this Note and signed by the party against whom enforcement of the amendment is sought.  In the event that Obligor fails to make payment on the date for payment hereinabove specified of all principal and interest due hereunder on such date, then this Note shall accrue interest at the highest rate permitted by law, until paid in full.

Each notice or other communication required or permitted hereunder (except payment) shall be in writing and shall be deemed given or made (a) on the day delivered if delivered in person to the party to whom it is directed, or by overnight courier, (b) on the day delivery is confirmed by the recipient’s signature if deposited in the United States Mail, registered or certified, return receipt requested, (c) on the day confirmed by the receiving facsimile machine if sent by facsimile during regular business hours, in each case addressed to the party to whom it is directed at the address set forth in the Loan Agreement.  Either party may, by notice given at any time or from time to time, require that subsequent notices be given at a different address.  Any payment shall be deemed made upon receipt by Payee.

IN WITNESS WHEREOF, Obligor has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first written above.

OBLIGOR:	NATURADE, INC.,
a Delaware corporation

By:	/s/ Lawrence J. Batina
Its:	Chief Financial Officer

THIS CONVERTIBLE SECURED PROMISSORY NOTE IS SUBORDINATED IN RIGHT OF PAYMENT, AS SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT DATED AUGUST 31, 2000 BETWEEN PAYEE AND WELLS FARGO BUSINESS CREDIT INC. (“BANK”) AND ACKNOWLEDGED BY OBLIGOR, TO THE OBLIGATIONS OF OBLIGOR TO BANK UNDER (AND AS DEFINED IN) THAT CERTAIN CREDIT AGREEMENT, DATED AS OF JANUARY 27, 2000, BETWEEN OBLIGOR, AS BORROWER, AND BANK, AS LENDER, AS AT ANY TIME AMENDED, SUPPLEMENTED OR OTHERWISE MODIFIED OR RESTATED.

CONVERTIBLE SECURED PROMISSORY NOTE

$50,000	Irvine, California
September 12, 2001

FOR VALUE RECEIVED, NATURADE, INC., a Delaware corporation (“Obligor”), hereby promises to pay to the order of WALD HOLDINGS, LLC, a Missouri limited liability company (“Payee”), in lawful money of the United States at the address of Payee set forth below, the amount of FIFTY THOUSAND DOLLARS ($50,000), together with interest on the unpaid principal amount hereof.

Interest shall be paid at maturity at the rate of eight percent (8.00%) per annum.  Notwithstanding anything to the contrary in the Loan Agreement (as defined bleow), unpaid principal together with all accrued interest shall be due and payable on the earlier of (a) September 12, 2002 or (b) the date that Mr. David Weil is removed as a Director of the Obligor.  CaCapitalized terms not otherwise defined in this Note shall have the meanings assigned to them in the Loan Agreement (as defined below).

This Note may be prepaid, in whole or in part, upon at least thirty calendar days’ notice to Payee, as further provided in the Loan Agreement.  Payments by Obligor shall be applied first to any and all accrued interest through the payment date and second to the principal remaining due hereunder.  Upon payment in full of all principal and interest payable hereunder, this Note shall be surrendered to Obligor for cancellation.

If any payment of principal or interest on this Note shall become due on a Saturday, Sunday, or a public holiday under the laws of the State of California, such payment shall be made on the next succeeding business day and such extension of time shall be included in computing interest in connection with such payment.

This Note is issued pursuant to and entitled to the benefits of the Loan Agreement and related agreements by and between Obligor and Payee dated August 31, 2000 (“Loan Agreement”), and reference thereto is hereby made for a more complete statement of the terms under which the loan evidenced hereby is to be repaid, including the fact that the loan is subject to acceleration and the loan is subject to Payee’s right to convert, all as set forth in the Loan Agreement.  This Note is secured by certain collateral, more specifically described in the Loan Agreement.

Obligor waives presentment, demand for performance, notice of nonperformance, protest, notice of protest, and notice of dishonor.  No delay on the part of Payee in exercising any right hereunder shall operate as a waiver of such right under this Note.  This Note is being delivered in the State of California.  This Note shall be governed in all respects by the laws of the State of California as it applies to contracts between California residents, which are made and to be performed in California.

If the indebtedness represented by this Note or any part thereof is collected at law or in equity or in bankruptcy, receivership or other judicial proceedings or if this Note is placed in the hands of attorneys for collection after default, Obligor agrees to pay, in addition to the principal and interest payable herein, reasonable attorneys’ fees and costs incurred by Payee.

The Obligor and the Payee intend to comply at all times with applicable usury laws.  If at any time such laws would render usurious any amounts due under this Note, then it is the Obligor’s and the Payee’s express intention that the Obligor not be required to pay interest on this Note at a rate in excess of the maximum lawful rate, that the provisions of this paragraph shall control over all other provisions of this Note which may be in apparent conflict hereunder, that such excess amount shall be immediately credited to the principal balance of this Note (or, if this Note has been fully paid, refunded by the Payee to the Obligor), and the provisions hereof shall be immediately reformed and the amounts thereafter collectible under this Note reduced, without the necessity of the execution of any further documents, so as to comply with the then applicable usury law, but so as to permit the recovery of the fullest amount otherwise due under this Note.  Any such crediting or refund shall not cure or waive any default by the Obligor under this Note.  The term “applicable law” as used in this Note shall mean the laws of the State of California or the laws of the United States, whichever laws allow the greater rate of interest, as such laws now exist or may be changed or amended or come into effect in the future.

No modification, amendment or waiver of any provision of this Note shall be effective unless approved in a writing specifically referring to this Note and signed by the party against whom enforcement of the amendment is sought.  In the event that Obligor fails to make payment on the date for payment hereinabove specified of all principal and interest due hereunder on such date, then this Note shall accrue interest at the highest rate permitted by law, until paid in full.

Each notice or other communication required or permitted hereunder (except payment) shall be in writing and shall be deemed given or made (a) on the day delivered if delivered in person to the party to whom it is directed, or by overnight courier, (b) on the day delivery is confirmed by the recipient’s signature if deposited in the United States Mail, registered or certified, return receipt requested, (c) on the day confirmed by the receiving facsimile machine if sent by facsimile during regular business hours, in each case addressed to the party to whom it is directed at the address set forth in the Loan Agreement.  Either party may, by notice given at any time or from time to time, require that subsequent notices be given at a different address.  Any payment shall be deemed made upon receipt by Payee.

IN WITNESS WHEREOF, Obligor has caused this Note to be executed and delivered by its duly authorized officer as of the date and at the place first written above.

OBLIGOR:	NATURADE, INC.,
a Delaware corporation

By:	/s/ Lawrence J. Batina
Its:	Chief Financial Officer